                                                                       Exhibit A

         EXHIBIT A IS HEREBY AMENDED TO ADD THE FOLLOWING SUMMARY OF TRANSACTIONS IN BIOGEN COMMON STOCK EFFECTED BY THE BIOTECH SUBSIDIARIES FROM JANUARY 17, 1996 THROUGH MARCH 7, 1996.


  -------------------------------------------------------------------------------------------------------------------------------
  DATE              TYPE OF TRANSACTION, NUMBER,                      BENEFICIALLY         TOTAL SHARES            PERCENT
                    CLASS AND PRICE OF SHARES                         OWNED                OUTSTANDING             OF OUTSTANDING
                                                                      SHARES                                       OWNED
  -------------------------------------------------------------------------------------------------------------------------------
  January 17,       Sale of 10,000 shares of Common Stock.            2,100,000            36,720,000              5.72%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  January 22,       Sale of 30,000 shares of Common Stock.            2,070,000            36,720,000              5.64%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  January 29,       Sale of 50,000 shares of Common Stock.            2,020,000            36,720,000              5.50%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  January 30,       Sale of 12,000 shares of Common Stock.            2,008,000            36,720,000              5.47%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  January 31,       Sale of 8,000 shares of Common Stock.             2,000,000            36,720,000              5.45%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  February 12,      Sale of 80,000 shares of Common Stock.            1,920,000            36,720,000              5.23%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  February 20,      Sale of 50,000 shares of Common Stock.            1,870,000            36,720,000              5.09%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  February 21,      Sale of 26,000 shares of Common Stock; purchase   1,901,000            36,720,000              5.18%
  1996              of 57,000 shares of Common Stock.                 shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  February 23,      Sale of 207,600 shares of Common Stock.           1,693,400            36,720,000              4.61%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
  DATE              TYPE OF TRANSACTION, NUMBER,                      BENEFICIALLY         TOTAL SHARES            PERCENT
                    CLASS AND PRICE OF SHARES                         OWNED                OUTSTANDING             OF OUTSTANDING
                                                                      SHARES                                       OWNED
  -------------------------------------------------------------------------------------------------------------------------------
  February 26,      Sale of 90,000 shares of Common Stock.            1,603,400            36,720,000              4.37%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  February 27,      Sale of 167,300 shares of Common Stock.           1,436,100            36,720,000              3.91%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  February 28,      Sale of 67,500 shares of Common Stock.            1,368,600            36,720,000              3.73%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  February 29,      Sale of 93,000 shares of Common Stock.            1,274,800            36,720,000              3.47%
  1996                                                                shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  March 1, 1996     Sale of 61,000 shares of Common Stock.            1,213,800            36,720,000              3.31%
                                                                      shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  March 4, 1996     Sale of 64,200 shares of Common Stock.            1,149,600            36,720,000              3.13%
                                                                      shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  March 5, 1996     Sale of 12,200 shares of Common Stock; purchase   1,087,900            36,720,000              2.96%
                    of 67,700 shares of Common Stock.                 shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  March 6, 1996     Sale of 86,800 shares of Common Stock.            1,001,100            36,720,000              2.73%
                                                                      shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------
  March 7, 1996     Sale of 590,000 shares of Common Stock.           411,100              36,720,000              1.12%
                                                                      shares of Common
                                                                      Stock
  -------------------------------------------------------------------------------------------------------------------------------